--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                                 New Asia Fund
--------------------------------------------------------------------------------
                                 April 30, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* Most Asian markets faltered in recent months, canceling out strong performance in late 1996; Taiwan was a major exception.

* In general terms, performance was hurt by downward revisions for export growth and corporate earnings.

* The New Asia Fund's small negative return was better than that of the MSCI All Country Far East Free Ex-Japan Index but trailed the modest but positive return of the Lipper Pacific Ex-Japan Funds Average.

* Hong Kong remains the fund's largest position, and we are optimistic about its future after the fast-approaching handover to China.

* The Asian region is suffering from maturity pains; however, encouraging signs of adjustment brought about by recent deflationary forces should bear fruit in the long run.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

     After a strong finish in 1996, Asian equity markets got off to a dismal start in 1997. As usual the performance of the various Asian markets was far from homogeneous, with Taiwan rocketing skyward, Hong Kong steady after correcting from late 1996 highs, but most other markets depressingly weak.

     Two themes in particular have become increasingly prevalent across the region. First, the gloss has come off the "Asian Growth Miracle" story as forecasts for growth in exports and corporate earnings are revised lower in most markets. Second, investor sentiment has been damaged by concerns over the sustainability of Asian property prices driven ever-higher by the feverish pace of credit expansion.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 4/30/97         6 months    12 months
---------------------         ---------   ----------

New Asia Fund                  -0.64%       -7.09%

MSCI All Country Far East Free
 Ex-Japan Index                -1.45        -7.52

Lipper Pacific Ex-Japan
 Funds Average                  2.35        -3.38

================================================================================

     Against a difficult backdrop, the fund produced a disappointing return of -0.64% for the six months ended April 30. This compared favorably with a return of -1.45% for the MSCI benchmark index (shown in the table) but trailed the 2.35% gain of the average competitor fund. The same pattern of relative performance prevailed for the 12-month period. The result for the six-month period was particularly disappointing in light of our increasingly cautious view of the markets late in 1996. Accordingly, we had sought to take some defensive action within the portfolio while remaining fully invested.

Portfolio Review

     Hong Kong, which remains our largest position at 35% of net assets, was one of the few markets in the region to record positive performance for the 12-month period, and we have maintained an overweighted position here versus the index throughout this period. With the hand-over to China now only weeks away, we remain convinced that local pragmatism will continue to prevail even if outside observers choose to focus on some potentially destabilizing issues. In recent months the impact of stock selection in this market was negative for the fund, with several of our larger non-index holdings (Hong Kong Land Holdings, Guoco Group, and First Pacific) underperforming sharply as the market suffered a 10% correction. A number of volatile property and China-related holdings (Henderson Land, Guangdong Investments, Guangzhou Investments) were sold into market strength during December and January. Since then, however, local speculative interest in so-called "China Red Chips" has remained intense.

================================================================================

Market Performance

(In U.S. Dollar Terms)

    Periods Ended 4/30/97         6 Months    12 Months
    ---------------------         ---------   ---------

    Hong Kong                       -0.22%     10.16%
    Indonesia                        7.77       0.34
    Malaysia                        -6.41      -7.23
    Philippines                     -5.79      -6.50
    Singapore                       -6.64     -21.99
    South Korea                    -12.85     -42.50
    Taiwan                          25.49      31.10
    Thailand                       -25.81     -49.99

Source: FAME Information Services, Inc.; using MSCI indices.

================================================================================

     We have recently been more active in Taiwan, building positions in a number of companies in the electronics sector, including Compeq Manufacturing. Despite the increased exposure, our 5% position remains significantly underweighted in what remains a liquidity-driven market offering precious little value at 27 times average 1997 earnings.

     In Malaysia, we took advantage of buoyant market conditions around year-end to trim holdings of expensive financial companies such as Affin Holdings and Arab Malaysian Finance, thereby maintaining a modestly underweighted market exposure at about 18% of net assets. In recent months, confidence in the Malaysian equity market has been severely shaken due to fears over the effect an impending downturn in the property market might have on local banks. This has hurt both the absolute and relative performance of the fund. Similarly, recent nervousness in Singapore, driven by a lack of improvement in export performance, has resulted in sharp declines for many of our core blue chip holdings, such as Fraser & Neave, City Developments, and United Overseas Bank. In anticipation of turbulent times for Asian markets during the first half of 1997, we had been attracted to Singapore's traditional safe-haven status and had increased exposure to an overweighted position--a tactical move that, for the moment, has gone against us.

[edgar description: pie chart showing Brazil 47%, Mexico 20%, Argentina 12%, Chile 7%, Peru 1%, Venezuela 1%, and Other and Reserves 12%)

     Across the smaller markets throughout the region, we were generally cautious, maintaining moderate positions focused on a small number of core, defensive holdings. In Thailand, the weakest Pacific Rim market in the past 12 months, we were early to cut back on the bank sector last year, and we have not changed our significantly underweighted market exposure to this country. In Indonesia and the Philippines, we further reduced already modest positions by selling non-core holdings, while in South Korea more stable market conditions recently gave us the opportunity to weed out a number of financial holdings. India is one small but promising market where we have been able to find attractive growth companies, and we have been gradually taking exposure to 3% of net assets.

--------------------------------------------------------------------------------
Outlook
================================================================================

     The Asian region is suffering from maturity pains. Although still the envy of most established Western countries, the region's economic growth is slowing and corporate earnings are being squeezed. After a decade of low real interest rates, easy credit, and rapid asset inflation, Asia's structural deficiencies are being exposed by a severe bout of cyclical deflationary forces.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                  Percent of   Percent of
                                  Net Assets   Net Assets
                                   10/31/96      4/30/97
                                   --------      -------

    Finance                          49.3%        43.5%
    Services                         14.0         16.6
    Multi-industry                   12.2         13.3
    Energy                            5.9          8.8
    Materials                         6.5          4.4
    Capital Equipment                 3.3          4.0
    Consumer Goods                    3.7          4.0
    All Other                         0.3           -
    Reserves                          4.8          5.4
    Total                           100.0%       100.0%

================================================================================


     Nevertheless, now would be the wrong time to write off Asia. Monetary reflation is already selectively in place, and an expected rebound in export growth in the second half of 1997 would provide some cyclical relief. Increasingly, competitive conditions and excess production capacity in Asia ensure that any pickup will fall far short of previous typical Asian booms. However, the current turmoil and pain should encourage a more realistic approach to Asia's structural problems. This would include a much needed unwinding of asset inflation excesses, deep cutbacks in investment, and a better allocation of scarce capital resources. As a result, companies would be more efficient, more transparent in structure, and more focused on returns to shareholders. All of this would be good for profit margins, earnings, return on equity, and valuations. After all, in what is an increasingly global economy, it would only be expected that the wave of restructuring that has so transformed corporate America should sooner or later find its way into the Asian region. The potential upside could be substantial.

Respectfully submitted,

/s/Martin G.Wade

Martin G. Wade
President

May 19, 1997

================================================================================

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                     4/30/97
                                                                     -------

Hutchison Whampoa, Hong Kong ...................................       4.6%
United Overseas Bank, Singapore ................................       3.2
HSBC Holdings, Hong Kong .......................................       3.0
Dao Heng Bank Group, Hong Kong .................................       2.5
Swire Pacific, Hong Kong .......................................       2.4
Cheung Kong Holdings, Hong Kong ................................       2.4
Huaneng Power International, China .............................       2.3
Hong Kong Land Holdings, Hong Kong .............................       2.3
Guoco Group, Hong Kong .........................................       2.3
New World Development, Hong Kong ...............................       2.3
Singapore Press, Singapore .....................................       2.2
United Engineers, Malaysia .....................................       2.2
Tanjong, Malaysia ..............................................       2.1
Renong, Malaysia ...............................................       1.9
Tenaga Nasional, Malaysia ......................................       1.6
Korea Electric Power, South Korea ..............................       1.6
Hong Kong Telecommunications, Hong Kong ........................       1.6
Overseas Union Bank, Singapore .................................       1.6
First Pacific, Hong Kong .......................................       1.4
DBS Land, Singapore ............................................       1.4
Magnum, Malaysia ...............................................       1.4
Samsung Electronic, South Korea ................................       1.3
Time Engineering, Malaysia .....................................       1.2
Development Bank of Singapore, Singapore .......................       1.2
Singapore Land, Singapore ......................................       1.2

Total ..........................................................      51.2%

================================================================================

T. Rowe Price New Asia Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[edgar description: SEC chart showing 5 years of MSCI EMF Latin America Index, Lipper Latin America Funds Average, Latin America Fund)

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since     Inception
Periods Ended 4/30/97           1 Year   3 Years   5 Years   Inception      Date
---------------------           ------   -------   -------   ---------      ----

New Asia Fund                   -7.09%    1.30%     10.06%   12.02%      9/28/90


     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Asia Fund

Unaudited

                                For a share outstanding throughout each period #
================================================================================

                              Financial Highlights

                             6 Months         Year                           10 Months         Year
                                Ended        Ended                               Ended        Ended
                              4/30/97     10/31/96   10/31/95    10/31/94     10/31/93      12/31/92      12/31/91

NET ASSET VALUE
Beginning of period .......  $  8.64   $    8.12  $   10.07  $       9.88  $     6.34  $       5.91  $       5.04
Investment activities
    Net investment income       0.02        0.06       0.08          0.06        0.03          0.10          0.10*
    Net realized and
    unrealized gain (loss)     (0.07)       0.55      (1.07)         0.36        3.51          0.56          0.87
    Total from
    investment activities      (0.05)       0.61      (0.99)         0.42        3.54          0.66          0.97
Distributions
    Net investment income      (0.06)      (0.09)     (0.07)        (0.04)        --          (0.10)        (0.10)
    Net realized gain ....     (0.01)       --       (0.89)        (0.19)        --          (0.13)          --
    Total distributions ..     (0.07)      (0.09)     (0.96)        (0.23)        --          (0.23)        (0.10)
NET ASSET VALUE
End of period ............  $    8.52  $    8.64  $    8.12  $      10.07  $     9.88  $       6.34  $       5.91
Ratios/Supplemental Data
Total return .............     (0.64)%      7.58%     (9.70)%        4.11%      55.84%        11.24%        19.32%*
Ratio of expenses to
average net assets .......      1.08%+      1.11%      1.15%         1.22%       1.29%+        1.51%         1.75%*
Ratio of net investment
income to average
net assets ...............      0.49%+      0.66%      0.97%         0.85%       1.02%+        1.64%         1.75%*
Portfolio turnover rate ..     44.7%+      42.0%      63.7%         63.2%       40.4%+        36.3%         49.0%
Average commission
rate paid ................  $  0.0070  $  0.0057  $     --      $       --    $   --    $      --    $        --
Net assets, end of period
(in millions) ............  $   1,858  $   2,041  $   1,909     $    2,303    $ 1,650   $    315     $          103


*Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 12/31/92.
+  Annualized.
++  The fund's fiscal year end was changed to 10/31.
#All per share figures reflect the 2-for-1 stock split effective 5/27/94.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited                                                         April 30, 1997

Portfolio of Investments
                                                    Shares/Par            Value
                                                    ----------            -----
In thousands

China  4.1%
Common Stocks  4.1%

China North Industries Investment (USD) ...........    3,998,000    $    1,619
Guangdong Electric Power (Class B) (HKD) ..........   15,513,000        17,443
Huaneng Power International (Class N) ADR (USD) * .    1,793,040        43,481
Jilin Chemical Industrial (HKD) * .................   11,484,000         1,705
Shanghai Petrochemical (Class H) (HKD) ............   23,386,000         5,796
Shenzhen Expressway (Class H) (HKD) * .............   10,830,000         3,565
Yizheng Chemical Fibre (Class H) (HKD) ............   13,098,000         2,570
                                                                        76,179
Convertible Bonds   0.0%
Qingling Motors, 3.50%, 1/22/02 USD................      750,000           735
                                                                           735
Total China (Cost $60,002)                                              76,914

HONG KONG 35.2%
Common Stocks and Warrants 35.2%

Amway Asia Pacific (USD) ..........................      155,000         6,510
CDL Hotels International ..........................   10,326,363         4,499
Cathay Pacific Airways ............................    6,850,000        10,656
Cheung Kong Holdings ..............................    5,031,000        44,163
Cheung Kong Infrastructure * ......................    2,684,000         7,605
China Light & Power ...............................    3,000,000        13,516
Dao Heng Bank Group ...............................    9,868,260        46,880
Dickson Concepts International ....................    1,039,000         3,836
Esprit Asia .......................................   14,390,000         6,595
Fairyoung Holdings * ..............................    4,087,000         1,728
First Pacific .....................................   22,207,149        26,517
Great Eagle Holdings ..............................    3,069,275         9,172
Guoco Group .......................................    9,114,000        43,296
HKR International .................................    8,576,440        10,573
HSBC Holdings .....................................    2,209,903        55,914
Hon Kwok Land Investment ..........................   10,979,760         3,685
Hong Kong & Shanghai Hotels .......................    3,210,998         4,663
Hong Kong & Shanghai Hotels, Warrants, 12/10/98 * .      274,998            37
Hong Kong Land Holdings (USD) .....................   20,900,950        43,474
Hong Kong Telecommunications ......................   17,163,527        29,468
Hopewell Holdings .................................   20,000,000        10,392
Hutchison Whampoa .................................   11,503,000        85,383
Hysan Development .................................    7,665,000        21,175
Jardine International Motor Holdings ..............    4,514,000         5,244
Lai Sun Development ...............................    3,250,000         3,965
Lai Sun Hotels International, Warrants, 4/30/99 * .      652,286            62
National Mutual Asia ..............................    8,242,000         8,512
New World Development .............................    7,291,934        42,077
New World Infrastructure * ........................    2,783,000         7,868
Oriental Press Group ..............................    1,688,000           632
Shangri-La Asia ...................................    4,774,000         5,947
Smartone Telecommunications  *.....................    2,893,000         5,527
South China Morning Post ..........................    5,896,000         5,061
Sun Hung Kai Properties ...........................    1,000,000        10,844
Swire Pacific (Class A) ...........................    5,834,000        44,999
Wharf Holdings ....................................    3,920,000        14,827
Wheelock ..........................................    1,563,000         3,249
Wing Hang Bank ....................................    1,557,000         5,688
Total Hong Kong (Cost $573,669)                                        654,239

INDIA      3.0%
Common Stocks    3.0%

Gujarat Ambuja Cement GDR (USD) ...................      354,000         3,584
Hindalco GDR (USD) ................................      368,500        11,976
Hindustan Lever ...................................      137,500         4,230
Hindustan Petroleum ...............................      293,500         3,427
Housing Development Finance .......................       11,900         1,063
Industrial Credit & Investment Corporation of India    2,557,050         4,166
Mahanagar Telephone ...............................    2,250,000        18,671
Reliance Industries GDS (USD) * ...................      100,000         2,000
State Bank of India ...............................      312,000         2,805
Tata Engineering & Locomotive .....................      164,300         1,865
Tata Engineering & Locomotive GDR (USD) ...........      124,800         1,576
Total India (Cost $44,668)                                              55,363

INDONESIA   2.2%
Common Stocks, Rights, and Warrants  2.2%

Bank Dagang Nasional ..............................     5,174,687       5,164
Bank Dagang Nasional, Warrants, 2/14/00 * .........     1,167,812         408
Indofoods Sukses Makmur * .........................       639,600    $  1,323
Indofoods Sukses Makmur, Rights, 6/4/97 * .........       205,620         121
Indorama Synthetic * ..............................       248,000         186
Indosat ...........................................     2,485,500       6,853
Kalbe Farma .......................................       788,000         778
Semen Gresik ......................................     2,305,000       5,620
Telekom Indonesia (Class B) .......................     7,094,000      10,291
Telekom Indonesia (Class B) ADS (USD) .............       382,000      10,887
Total Indonesia (Cost $38,636)                                         41,631

MALAYSIA 18.1%
Common Stocks and Rights 17.5%

Affin Holdings ....................................     4,200,000      10,120
Arab Malaysian Finance ............................     5,720,666      12,531
Arab Malaysian Finance, Rights, 5/9/97 * ..........     7,925,243          16
Berjaya Sports Toto ...............................     2,551,499      12,195
Commerce Asset Holdings ...........................     1,300,000       7,767
Hong Leong Credit .................................       462,000       2,392
Hume Industries ...................................       486,000       2,594
Land & General ....................................     1,517,000       2,066
MBF Capital .......................................    10,327,000      15,301
MNI Holdings ......................................     1,387,000       6,629
Magnum ............................................    15,866,000      25,150
Malaysian Assurance Alliance ......................     1,236,375       6,648
Multi-Purpose Holdings ............................     7,500,000      12,247
Phileo Allied .....................................     5,844,000      11,638
Phileo Land * .....................................       940,000       2,527
Public Finance ....................................     3,300,000       5,047
Renong ............................................    23,550,000      32,265
Resorts World .....................................     5,413,000      19,942
Sime Darby ........................................       790,000       2,439
Tanjong ...........................................    10,570,000      38,309
Technology Resources Industries * .................     2,464,000       4,514
Tenaga Nasional ...................................     6,522,000      30,132
Time Engineering ..................................    12,470,000      22,846
United Engineers ..................................     5,665,698      40,166

                                                                      325,481
Preferred Stocks 0.5%

Arab Malaysian Finance,Cv. Loan Stock,7.50%,11/20/99    6,962,333       4,742
Multi-Purpose Holdings,Cv. Loan Stock,3.00%,1/13/02     7,098,000    $  2,643
Renong, Cv. Loan Stock, 4.00%, 5/21/01 ............     4,630,000       1,641
                                                                        9,026
Convertible Bonds  0.1%
Renong, 2.50%, 1/15/05  USD........................       800,000         910
                                                                          910
Total Malaysia (Cost $335,740)                                        335,417

PHILIPPINES  3.7%
Common Stocks 3.7%

Ayala Land (Class B) ..............................    14,330,468      10,325
Bank of the Philippine Islands ....................       749,400       4,035

Enron Global Power & Pipeline (USD) ...............       235,000       6,933
Philippine Long Distance Telephone ................        57,600       3,287
Philippine Long Distance Telephone ADS (USD) ......       276,100      15,393
Philippine National Bank * ........................     1,107,796       7,268
San Miguel (Class B) ..............................     2,641,500       7,613
Southeast Asia Cement * ...........................   183,529,340       8,491
Universal Robina ..................................    13,625,000       5,012
Total Philippines (Cost $89,708)                                       68,357

SINGAPORE  15.0%
Common Stocks and Warrants   15.0%

Bukit Sembawang Estates ...........................       225,000       4,632
City Developments .................................     2,254,000      18,219
DBS Land ..........................................     8,063,000      26,069
Development Bank of Singapore .....................     1,899,000      22,565
Fraser & Neave ....................................     1,371,800       9,951
Keppel ............................................     1,389,000       6,046
Keppel (Class A), New * ...........................       347,250       1,480
Keppel Land .......................................     2,096,000       5,387
Keppel Land, Warrants, 12/12/00 * .................       325,000         274
Mandarin Oriental (USD) ...........................     3,111,512       3,609
Overseas Chinese Bank .............................     1,423,000      16,614
Overseas Union Bank ...............................     4,430,000      29,074
Singapore Land ....................................     4,640,000      21,637
Singapore Press ...................................     2,246,560      41,594
United Industrial .................................     8,717,000       6,564
United Overseas Bank ..............................     6,155,500    $ 57,834
United Overseas Bank, Warrants, 6/17/97 * .........       291,208       1,002
Wing Tai Holdings .................................     2,602,000       6,723
Total Singapore (Cost $291,143)                                       279,274

SOUTH KOREA  5.5%
Common Stocks  5.5%

Cho Hung Bank .....................................       906,000       4,945
Daewoo Securities * ...............................       166,260       1,603
Hanil Bank ........................................       248,000       1,362
Hanil Securities * ................................       436,700       2,360
Housing & Commercial Bank .........................       450,430       8,787
Kook Min Bank .....................................       585,129      11,204
Korea Electric Power ..............................     1,009,000      30,089
Korea Growth Trust IDR (USD) * ....................            40         900
Korea Mobile Telecommunications ADS (USD) *........       180,000       1,710
Pohang Iron & Steel ...............................       143,640      10,444
Samsung Electronic ................................       292,064      24,009
Shinhan Bank ......................................       245,591       3,731
Total South Korea (Cost $142,403)                                     101,144

TAIWAN  5.1%
Common Stocks  5.1%

Cathay Construction ...............................     1,514,000       2,655
China Steel .......................................     4,629,000       4,953
China Trust Commercial Bank * .....................     5,614,432      10,555
Compeq Manufacturing ..............................     1,729,000      12,314
Delpha Construction * .............................     2,073,000       3,163
Lite-On Technology ................................     1,335,000       4,006
Macronix International * ..........................     2,010,000       3,924
Taichung Business Bank * ..........................     5,796,000      12,573
The Taiwan Fund (USD) .............................       563,000      14,145
Tong Lung Metal * .................................     2,600,000       4,437
Yageo * ...........................................     4,313,800      15,206
Yageo GDR (USD) * .................................       162,400       2,843
Yieh Phui Enterprise * ............................     2,940,000       4,294
Total Taiwan (Cost $76,934)                                            95,068

THAILAND  2.6%
Common Stocks  2.6%

Advanced Information Service ......................       250,000    $  1,665
Bangkok Bank ......................................     1,226,500      11,362
Central Pattana ...................................       674,100       2,323
PTT Exploration & Production * ....................     1,064,500      13,611
Siam Cement .......................................       180,300       4,831
Thai Farmers Bank .................................       848,020       5,129
Total Access Communications (USD) .................     1,673,000       8,616
Total Thailand (Cost $53,100)                                          47,537

VIETNAM 0.1%
Common Stocks 0.1%

Lazard Vietnam Fund Limited (USD) * ...............       152,800       1,375
Total Vietnam (Cost $1,578)
                                                                        1,375

SHORT-TERM INVESTMENTS  2.6%
Commercial Paper  2.6%

France Telecom, 5.50%, 5/16/97 ....................   $17,650,000      17,610
National Australia Funding, 5.50%, 5/21/97 ........    20,000,000      19,939
Investments in Commercial Paper through a Joint Account,

5.60%, 5/1/97 .....................................    11,437,376      11,437
Total Short-Term Investments (Cost $48,986)                            48,986

  Total Investments in Securities
  97.2% of Net Assets (Cost $1,756,567)                         $ 1,805,305

  Other Assets Less Liabilities                                      52,269

  NET ASSETS                                                    $ 1,857,574

  NET ASSET VALUE PER SHARE                                     $      8.52

*    Non-income producing
+    Affiliated company
HKD  Hong Kong dollar
USD  U.S. dollar

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited                                                         April 30, 1997

                       Statement of Assets and Liabilities
                                  In thousands

Assets

Investments in securities, at value (cost $1,756,567) .......     $1,805,305

Other assets ................................................         82,947

Total assets ................................................      1,888,252

Liabilities
Total liabilities ...........................................         30,678

NET ASSETS ..................................................     $1,857,574
Net Assets Consist of:

Accumulated net investment income - net of distributions ....     $    1,947

Accumulated net realized gain/loss - net of distributions ...         21,943

Net unrealized gain (loss) ..................................         48,011
Paid-in-capital applicable to 218,116,010 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ..........      1,785,673

NET ASSETS ..................................................     $1,857,574

NET ASSET VALUE PER SHARE ...................................     $     8.52


The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited

                             Statement of Operations
                                  In thousands
                                                                      6 Months
                                                                        Ended
                                                                       4/30/97
                                                                       -------

Investment Income

Income
Dividend (net of foreign taxes of $ 1,242) .......................     $ 14,583
Interest .........................................................        1,936
Total income .....................................................       16,519

Expenses
Investment management ............................................        8,711
Shareholder servicing ............................................        2,048
Custody and accounting ...........................................          382
Prospectus and shareholder reports ...............................          109
Registration .....................................................           84
Legal and audit ..................................................            8
Directors ........................................................            6
Miscellaneous ....................................................            7
Total expenses ...................................................       11,355

Net investment income ............................................        5,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (including ($9,904) from affiliated companies) ........       66,555
Foreign currency transactions ....................................       (1,039)
Net realized gain (loss) .........................................       65,516

Change in net unrealized gain or loss
Securities .......................................................      (70,429)
Other assets and liabilities
denominated in foreign currencies ................................           20
Change in net unrealized gain or loss ............................      (70,409)

Net realized and unrealized gain (loss) ..........................       (4,893)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS ...........................................     $    271
                                                                       ========

The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited

                       Statement of Changes in Net Assets
                                  In thousands

                                                        6 Months        Year
                                                        Ended          Ended
                                                        4/30/97     10/31/96
                                                        -------     --------
Increase (Decrease) in Net Assets
Operations

Net investment income ...............................$     5,164  $    14,185
Net realized gain (loss) ............................     65,516         (214)
Change in net unrealized gain or loss ...............    (70,409)     118,431
Increase (decrease) in net assets from operations ...        271      132,402
Distributions to shareholders

Net investment income ...............................    (14,114)     (20,404)
Net realized gain ...................................     (2,352)        --
Decrease in net assets from distributions ...........    (16,466)     (20,404)
Capital share transactions *

Shares sold .........................................    424,510      861,270
Distributions reinvested ............................     15,534       19,209
Shares redeemed .....................................   (607,671)    (859,974)
Increase (decrease) in net assets from capital

share transactions ..................................   (167,627)      20,505
Net Assets

Increase (decrease) during period ...................   (183,822)     132,503
Beginning of period .................................  2,041,396    1,908,893
End of period .......................................$ 1,857,574  $ 2,041,396
*Share information

Shares sold .........................................     46,078       97,874
Distributions reinvested ............................      1,696        2,351
Shares redeemed .....................................    (65,927)     (99,089)
Increase (decrease) in shares outstanding ...........    (18,153)       1,136

The accompanying notes are an integral part of these financial statements

================================================================================

Unaudited                                                        April 30, 1997

                         Notes to Financial Statements

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated  Companies   Investments  in  companies  5%  or  more  of  whose
outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At April 30, 1997, the value of securities on loan was $83,365,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $447,750,000 and $632,942,000, respectively, for the six months ended April 30, 1997.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $39,472,000 which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,756,567,000, and net unrealized gain aggregated $48,738,000, of which $207,173,000 related to appreciated investments and $158,435,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,297,000 was payable at April 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum International Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, Price Associates and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,597,000 for the six months ended April 30, 1997, of which $339,000 was payable at period-end.

     During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $132,496,000 with certain affiliates of the manager and paid commissions of $569,000 related thereto.

================================================================================

T. Rowe Price Shareholder Services

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).
Automatic Investing  From your bank account or paycheck.
Automatic Withdrawal  Scheduled, automatic redemptions.
Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access (Registration Mark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement Overview of your T. Rowe Price accounts.
Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance  Update  Quarterly  review of all T. Rowe  Price  fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,

Diversifying Overseas: A Guide to International Investing,

Personal

Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access (Registration Mark):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                          T.Rowe Price New Asia Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F39-051  4/30/97